Risk management - Financial assets and liabilities (Details) $ in Millions, $ in Millions	Dec. 31, 2024 COP ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 COP ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 COP ($)	Dec. 31, 2021 COP ($)
Risk management
Cash and cash equivalents	$ 14,054,475		$ 12,336,115		$ 15,401,058	$ 14,549,906
Other financial assets	$ 5,240,450		$ 2,232,775
USD$ Million
Risk management
Cash and cash equivalents		$ 650		$ 554
Other financial assets		735		1,188
Trade receivables and payables, net		(495)		(973)
Loans and borrowings		(18,320)		(18,470)
Other assets and liabilities, net		117		268
Net liability position		$ (17,313)		$ (17,433)